Filed under Rule 497(e)

Registration No. 333-08653

SEASONS SERIES TRUST

SA Multi-Managed Large Cap Growth Portfolio

(the “Portfolio”)

Supplement dated February 3, 2026, to the Statement of Additional Information

(“SAI”) of the Portfolio, dated July 29, 2025, as supplemented to date

Effective immediately, the following changes are made to the Portfolio’s SAI:

The section entitled “Portfolio Managers— Other Accounts” is revised as follows:

The references in the sub-section entitled “SA Multi-Managed Large Cap Value—MSIM” about David Cohen are deleted.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SSTSAI-SUP1 (2/26)